                                  EXHIBIT 10.22

                                  -------------

                                                               December 20, 1999

                           MALL SCOPE CHANGE GUARANTY

     THIS MALL SCOPE CHANGE GUARANTY (this "Guaranty") dated as of December __, 1999, is made by SHELDON G. ADELSON ("Guarantor"), in favor of (i) the party designated as the "Collateral Agent" in that certain Loan Agreement dated of even date herewith among (A) Goldman Sachs Mortgage Company, and the other lenders from time to time parties thereto, (B) Goldman Sachs Mortgage Company, as Syndication Agent, (C) The Bank of Nova Scotia, as Administrative Agent, (D) The Bank of Nova Scotia, as Collateral Agent, and (E) Grand Canal Shops Mall Subsidiary, LLC, a Delaware limited liability company, as borrower (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), having an address noted in the Loan Agreement, (ii) Goldman Sachs Mortgage Company, The Bank of Nova Scotia and the other Lenders (as defined in the Loan Agreement) parties from time to time to the Loan Agreement and (iii) the respective successors and assigns of the Collateral Agent and the Lenders (all of the Persons described in the foregoing clauses (i) through and including
(iii), the "Beneficiaries"; each such Person, a "Beneficiary").

                                    RECITALS

     A. The Project. Las Vegas Sands, Inc. ("LVSI"), Venetian Casino Resort, LLC
        ----------
("VCR"), Grand Canal Shops Mall Construction, LLC ("Construction"), Grand Canal Shops Mall, LLC ("Mall LLC") and Grand Canal Shops Mall Subsidiary, LLC ("Mall Subsidiary") (LVSI, VCR, Construction, Mall LLC and Mall Subsidiary, collectively, the "Company")have developed, constructed and operate the Venetian Casino Resort, a large scale Venetian-themed hotel, casino, retail, convention, trade show, meeting and entertainment complex, with related heating, ventilation and air conditioning and power station facilities, as part of the redevelopment of the site of the former Las Vegas Sands Hotel and Casino.

     B.  Loan  Agreement.  Pursuant  to the  Loan  Agreement,  the  Lenders  are
         --------------
providing a certain loan to Mall Subsidiary in an aggregate amount of $105,000,000 (the "Loan").

     C. Take-Out  Lender/Construction  Lender Agreement.  Goldman Sachs Mortgage
        ----------------------------------------------
Company has entered into that certain Take-Out Lender/ Construction Lender Agreement dated as of November 12, 1999 by and between Salomon Brothers Realty Corp. (as successor in interest to GMAC Commercial Mortgage Corporation ("GMAC")) and GSMC (the "Lenders' Agreement") pursuant to which Guarantor agreed that its execution of this Agreement is a condition precedent of Beneficiaries' obligation to fund the Loan.

     D. Benefit to Guarantor.  Guarantor owns all the outstanding  stock of each
        --------------------
of LVSI and Interface Holding, the sole members in VCR. VCR is the sole member in Construction. Construction is the sole member in Mall LLC. Mall LLC is the sole member in Mall Subsidiary. Guarantor acknowledges that he has benefited and will benefit, directly and indirectly, from the execution by Goldman Sachs Mortgage Company of the Lenders' Agreement.

     E. Capitalized  Terms.  Capitalized terms used but not defined herein shall
        ------------------
have the respective meanings given them in Exhibit A to the Funding Agents' Disbursement and Administration Agreement dated November 14, 1997 ("FADAA") by and among the LVSI, VCR, Construction, GMAC and others, and the Rules of Interpretation contained in said Exhibit A shall apply hereto, as applicable.

                                    AGREEMENT

                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as inducement to the Beneficiaries to enter into the Loan Agreement, Guarantor hereby consents and agrees as follows:

     1. Guaranty.
        --------

          (a) The undersigned Guarantor, as primary obligor and not merely as surety, unconditionally and irrevocably guarantees to the Beneficiaries, and any successors and assigns thereto, payment and performance when due, whether by acceleration or otherwise, of any and all amounts owed by the Company or any one of the entities comprising the Company or any successor in interest thereto, including, without limitation, Mall Subsidiary, in accordance with Subsection 6(b) and/or Subsection 6(i) of the FADAA Limited Waiver dated as of November 12, 1999, by and among the LVSI, VCR, Construction, Guarantor, GMAC and others (the "FADAA Limited Waiver"), and
     (ii) together with all expenses incurred by the Beneficiaries in enforcing any of such obligations and liabilities or the terms hereof, including, without limitation, reasonable fees and expenses of legal counsel (collectively, the "Obligations"), and agrees that if for any reason the Company or any one of the entities comprising the Company or any successor in interest thereto, including, without limitation, Mall Subsidiary, shall fail to pay or perform when due any of such Obligations, Guarantor will pay or perform the same forthwith. Guarantor waives notice of acceptance of this Guaranty and of any obligation to which it applies or may apply under the terms hereof, and waives diligence, presentment, demand of payment, notice of dishonor or non-payment, protest, notice of protest, of any such obligations, suit or taking other action by the Beneficiaries against, and giving any notice of default or other notice to, or making any demand on, any party liable thereon (including Guarantor).

          (b) This Guaranty is a primary obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and not of collectability and is in no way conditioned on or contingent upon any attempt to enforce in whole or in part the Company's liabilities and obligations to the Beneficiaries. If the Company shall fail to pay any of the Obligations as and when they are due, Guarantor shall forthwith pay such Obligations in immediately available funds. Each failure by the Company to pay any Obligations shall give rise to a separate cause of action herewith, and separate suits may be brought hereunder as each cause of action arises.

          (c) The Beneficiaries may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of or notice to Guarantor, except such notice as may be required by the Loan Agreement or applicable law which cannot be waived, without incurring responsibility to Guarantor, without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part, (i) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation, or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof or in any manner modify, amend or supplement the terms of the Loan Agreement or any of the Loan Documents or any documents, instruments or agreements executed in connection therewith (in each case, with the consent of the Company if required by such documents) and the guaranty herein made shall apply to the Obligations, changed, extended, renewed, modified, amended, supplemented or altered in any manner; (ii) exercise or refrain from exercising any rights against the Company or others (including Guarantor) or otherwise act or refrain from acting; (iii) add or release any other guarantor from its obligations without affecting or impairing the obligations of Guarantor hereunder; (iv) settle or compromise any Obligations and/or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to the Beneficiaries or others; (v) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property by whomsoever pledged or mortgaged to secure or howsoever securing the Obligations or any liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset thereagainst; (vi) apply any sums by whomsoever paid or howsoever realized to any obligations and liabilities of the Company to the Beneficiaries under the Loan Agreement in the manner provided therein regardless of what obligations and liabilities remain unpaid; (vii) consent to or waive any breach of, or any act, omission or default under, the Loan Agreement or any of the Loan Documents or otherwise amend, modify or supplement (with the consent of the Company, if required by such documents) the Loan Agreement or any of the Loan Documents or any of such other instruments or agreements; and/or (viii) act or fail to act in any manner referred to in this Guaranty which may deprive Guarantor of any right to subrogation which Guarantor may, notwithstanding the provisions of Section 5, have against the Company to recover full indemnity for any payments made pursuant to this Guaranty or of any right of contribution which Guarantor may have against any other party.

          (d) No invalidity, irregularity or unenforceability of the Obligations shall affect, impair, or be a defense to this Guaranty, which is a primary obligation of Guarantor.

          (e) This is a continuing Guaranty and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. This Guaranty shall remain in effect as long as the Obligations are outstanding notwithstanding any transfer of the Mall or the remainder of the Project even if otherwise permitted under the Loan Agreement. In the event that this Guaranty shall be deemed revocable in accordance with applicable law, then any such revocation shall become effective only upon receipt by the Beneficiaries of written notice of revocation signed by Guarantor. No revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Obligations (i) arising prior to receipt by the Beneficiaries of written notice of such revocation or termination and the sole effect of revocation and termination hereof shall be to exclude from this Guaranty Obligations thereafter arising which are unconnected with Obligations theretofore arising or transactions theretofore entered into or
     (ii) arising as a result of an Event of Default under the Loan Agreement or Limited Waiver occurring by reason of the revocation or termination of this Guaranty.

          (f) (i) Except as otherwise required by law, each payment required to be made by Guarantor hereunder shall be made without deduction or withholding for or on account of Taxes. If such deduction or withholding is so required, Guarantor shall, upon notice thereof from any Beneficiary, (A) pay the amount required to be deducted or withheld to the appropriate authorities before penalties attach thereto or interest accrues thereon, (B) on or before the sixtieth
          (60th) day after payment of such amount, forward to the Beneficiary an official receipt evidencing such payment (or a certified copy thereof), and (C) in the case of any such deduction or withholding, forthwith pay to the Beneficiary such additional amount as may be necessary to ensure that the net amount actually received by the Beneficiary free and clear of such Taxes, including any Taxes on such additional amount, is equal to the amount that the Beneficiary would have received had there been no such deduction or withholding.

               (ii) As used herein, the term "Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Guaranty other than any income, franchise, transfer, inheritance, capital stock or similar tax imposed upon the gross or net income of any lender by the United States, any state of the United States, any jurisdiction where any lender is organized and/or the jurisdiction in which is located any office from or at which any Beneficiary is making or maintaining the Loan or acquiring the Deed of Trust (as defined in the Loan Agreement) and the Collateral Security Instruments (as defined in the Loan Agreement), as the case may be, or receiving any payments under the Loan Agreement.

     2. Representations and Warranties.  Guarantor makes the representations and
        ------------------------------
warranties set forth below to the Beneficiaries as of the date hereof:

          (a) All governmental authorizations and actions necessary in connection with the execution and delivery by Guarantor of this Guaranty and the performance of his obligations hereunder have been obtained or performed and remain valid and in full force and effect.

          (b) This Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor (and Guarantor's heirs, executors, administrators, legal representatives, successors and assigns) in accordance with the terms of this Guaranty, subject to applicable bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity.

          (c) The execution, delivery and performance of this Guaranty (i) does not and will not contravene any law, rule, regulation, order, judgment or decree applicable to or binding on Guarantor or any of his assets or properties; (ii) does not and will not contravene, or result in any breach of or constitute any default under, any agreement or instrument to which Guarantor is a party or by which Guarantor or any of his assets or properties may be bound or affected; and (iii) does not and will not require the consent of any person or entity under any existing law or agreement which has not already been obtained.

          (d) There is no pending or, to the best of Guarantor's knowledge, threatened action or proceeding affecting Guarantor before any court, governmental agency or arbitrator, which might reasonably be expected to materially and adversely affect the financial condition, results of operations, business or prospects of Guarantor or the ability of Guarantor to perform his obligations under this Guaranty.

          (e) Guarantor possesses all franchises, certificates, licenses, permits and other governmental authorizations and approvals necessary for him to own his properties, conduct his businesses and perform his obligations under this Guaranty.

          (f) Guarantor has established adequate means of obtaining financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Company, and any successors thereto and their respective properties on a continuing basis, and Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Company, and any successors thereto and their respective properties.

          (g) (i) Guarantor is not, and will not as a result of the execution and delivery of this Guaranty, be rendered insolvent and (ii) Guarantor does not intend to incur, or believe he is incurring, obligations beyond his ability to pay.

     3. Covenants. So long as any Obligations are outstanding,  Guarantor agrees
        ---------
that:

          (a) He will maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by him with respect to this Guaranty and will obtain any such consent that may become necessary in the future;

          (b) He will comply in all material respects with all applicable laws and orders to which he may be subject if failure so to comply would materially impair his ability to perform his obligations under this Guaranty;

          (c) Promptly, and in any event within thirty (30) days after obtaining knowledge thereof, Guarantor will give to Beneficiaries notice of the occurrence of any event or of any litigation or governmental proceeding pending (i) against Guarantor which could reasonably be expected to affect the business, operations, property, assets or condition (financial or otherwise) of Guarantor so as to materially and adversely affect the ability of Guarantor to perform his obligations hereunder or (ii) which relates to this Guaranty; and

          (d) He will deliver such other documents and other information (other than personal financial statements of any type or kind, including personal asset statements, income statements, net worth statements and any tax returns) reasonably requested by any Beneficiary.

     4. Waiver. To the fullest extent permitted by law,  Guarantor hereby waives
        ------
and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including without limitation (a) any right to require any Beneficiary to proceed against the Company or any other person or to proceed against or exhaust any security held by any Beneficiary at any time or to pursue any other remedy in any Beneficiary's power before proceeding against Guarantor, (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of the Company or any other person or entity or the failure of any Beneficiary to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of the Company or any other person or entity, (c) demand, presentment, protest and notice of any kind, including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the any Beneficiary any endorser or creditor of the Company or Guarantor, or on the part of any other person or entity under this or any other instrument in connection with any obligation or evidence of indebtedness held by any Beneficiary as collateral or in connection with any Obligations, (d) any defense based upon an election of remedies by any Beneficiary, including without limitation an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs any subrogation rights which Guarantor may, notwithstanding the provisions of Section 5, have against the Company, any right which Guarantor may, notwithstanding the provisions of Section 5, have to proceed against the Company for reimbursement, or both, (e) any defense based on any offset against any amounts which may be owed by any Person to Guarantor for any reason whatsoever, (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of the Company, or any other person or entity, of the failure by the Company, or any other person or entity, to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it or any other person or entity, under the Loan Agreement, (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal provided, that, upon payment in full of the Obligations, this Guaranty shall no longer be of any force or effect, (h) any defense, setoff or counterclaim which may at any time be available to or asserted by the Company against the Construction Consultant, any Beneficiary or any other Person under the FADAA, the Loan Agreement or any of the Loan
Documents, including in connection with the exercise of any judgment by the Construction Consultant or any other Person under the FADAA, the Loan Agreement or by reason of the delay or failure by the Construction Consultant any other Person to perform their duties under the FADAA, (i) any duty on the part of any Beneficiary to disclose to Guarantor any facts any Beneficiary may now or hereafter know about the Company or any other person or entity, regardless of whether any Beneficiary has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or have reason to believe that such facts are unknown to Guarantor, or have a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of the Company and all other persons or entities and of all circumstances bearing on the risk of non-payment of any obligations and liabilities hereby guaranteed, (j) the fact that Guarantor may at any time in the future dispose of all or part of its direct or indirect interest in the Company or any other person or entity, (k) any defense based on any change in the time, manner or place of any payment under, or in any other term of, the FADAA, the Loan Agreement, the Loan Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the FADAA, the Loan Agreement or any other Loan Document, (l) any defense arising because of any Beneficiary's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, and (m) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code.

     5.  Subrogation.  Until all  obligations  and  liabilities of all kinds and
         -----------
nature under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) (the "Loan Agreement Obligations") have been paid in full, (a) Guarantor shall not have any right of subrogation and waives all rights to enforce any remedy which any Beneficiary now has or may hereafter have against the Company, and waives the benefit of, and all rights to participate in, any security now or hereafter held by any Beneficiary from the Company and (b) Guarantor waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the Company that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of any Beneficiary against the Company, or any security which any Beneficiary now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     6. Bankruptcy.
        ----------

          (a) So long as any of the Loan Agreement Obligations are owed to any Beneficiary, Guarantor shall not commence, or join with any other Person in commencing, any bankruptcy, reorganization, or insolvency proceeding against the Company. The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Company, or by any defense which the Company may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) So long as any Loan Agreement Obligations are owed to any Beneficiary, to the extent of such Loan Agreement Obligations, Guarantor shall file, in any bankruptcy or other proceeding of or against the Company in which the filing of proofs of claims is required or permitted by law, all claims which Guarantor may have against the Company (but only to the extent) relating to any indebtedness of the Company to Guarantor, and hereby assigns to the Beneficiaries all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Beneficiary's discretion, to assign the claim to a nominee and to cause proofs of claim to be filed in the name of such nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Beneficiaries or their respective nominees shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action which a party filing a claim is entitled to take. In all such cases, whether in administration, bankruptcy or otherwise, the person authorized to pay such a claim shall pay the same to the Beneficiaries to the extent of any Loan Agreement Obligations which then remain unpaid, and, to the full extent necessary for that purpose, Guarantor hereby assigns to Beneficiaries all of Guarantor's rights to all such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Beneficiaries receive cash by reason of any such payment or distribution. If Beneficiaries receive anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

     7. Successions or Assignments.
        --------------------------

          (a) This Guaranty shall inure to the benefit of the successors or assigns of the Beneficiaries who shall have, to the extent of their interest, the rights of Beneficiaries hereunder.

          (b) This Guaranty is binding upon Guarantor and his heirs, executors, administrators, legal representatives, successors and assigns. Guarantor is not entitled to assign his obligations hereunder to any other person, and any purported assignment in violation of this provision shall be void.

     8. Waivers.
        -------

          (a) No delay on the part of any Beneficiary in exercising any of its rights (including those hereunder) and no partial or single exercise thereof and no action or non-action by any Beneficiary, with or without notice to Guarantor or anyone else, shall constitute a waiver of any rights or shall affect or impair this Guaranty.

          (b) GUARANTOR HEREBY WAIVES HIS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AND THE RELATIONSHIP BETWEEN GUARANTOR AND BENEFICIARIES THAT IS BEING ESTABLISHED. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO BENEFICIARIES TO ACCEPT THIS
     GUARANTY AND BENEFICIARIES HAVE RELIED ON THE WAIVER IN ACCEPTING THIS GUARANTY, AND THAT BENEFICIARIES WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT HE HAS REVIEWED THIS WAIVER WITH HIS LEGAL COUNSEL, AND THAT HE KNOWINGLY AND VOLUNTARILY WAIVES HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

     9.  Interpretation.  The  section  headings  in this  Guaranty  are for the
         --------------
convenience of reference only and shall not affect the meaning or construction of any provision hereof.

     10. Notices. All notices in connection with this Guaranty shall be given by
         -------
notice in writing hand-delivered or sent by facsimile transmission or by certified mail return-receipt requested (airmail, if overseas), postage prepaid. All such notices shall be sent to the appropriate telecopier number or address, as the case may be, set forth in Section 14 below or to such other number or address as shall have been subsequently specified by written notice to the other party, and shall be sent with copies, if any, as indicated below. All such notices shall be effective upon receipt, and confirmation by answerback of any such notice so sent by telecopier shall be sufficient evidence of receipt thereof.

     11. Amendments.  This Guaranty may be amended only with the written consent
         ----------
of the parties hereto.

     12. Jurisdiction; Governing Law.
         ---------------------------

          (a) Any action or proceeding relating in any way to this Guaranty shall be brought and enforced in the courts of the State of New York in Manhattan or of the United States for the Southern District of New York. Any such process or summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Guarantor as provided for notices hereunder.

          (b) This Guaranty and the rights and obligations of Agent and of the Guarantor shall be governed by and construed in accordance with the law of the State of New York without reference to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

     13.  Integration  of Terms.  This  Guaranty  contains the entire  agreement
          ---------------------
between the Guarantor and, the Beneficiaries relating to the subject matter hereof and supersedes all oral statements and prior writing with respect hereto.

     14. Addresses.
         --------

          (a) The address of Guarantor for notices is:

                                    Sheldon G. Adelson
                                    3355 Las Vegas Boulevard South
                                    Las Vegas, Nevada 89109
                                    Telephone Number: (702)733-5500
                                    Telecopier Number: (702)733-5499

          (b) The address of the Beneficiaries for notices is:

                                    The Bank of Nova Scotia
                                    Loan Administration
                                    Suite 2700
                                    600 Peachtree Street N.E.
                                    Atlanta, Georgia 30308
                                    Attention: Craig Subryan
                                    Telephone Number: (404) 877-1547
                                    Telecopier Number: (404) 888-8998

                                    with a copy to:

                                    The Bank of Nova Scotia
                                    580 California Street
                                    Suite 2100
                                    San Francisco, CA  94104
                                    Attention: Alan Pendergast
                                    Telephone Number: (702) 733-5500
                                    Telecopier Number: (702) 733-5499


     15.  Interest;  Collection  Expenses.  Any  amount  required  to be paid by
          -------------------------------
Guarantor pursuant to the terms hereof shall bear interest at the highest default rate provided in the Loan Agreement or the maximum rate permitted by law, whichever is less, from the date due until paid in full. If the Beneficiaries are required to pursue any remedy against Guarantor hereunder (including, without limitation, any remedy in connection with enforcing clause
(B) of the first sentence of Section 2(b)(ii) hereof), Guarantor shall pay to the Beneficiaries, as the case may be, upon demand, all reasonable attorneys' fees and expenses all other costs and expenses incurred by the Beneficiaries in enforcing this Guaranty.

     16. Reinstatement of Guaranty. This Guaranty shall continue to be effective
         -------------------------
or be reinstated, as the case may be, if at any time any payment to or on behalf of the Company or by the Company or by Guarantor hereunder is rescinded or must otherwise be returned by the Beneficiaries upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the Company or otherwise, all as though such payment had not been made.

     17.  Counterparts.  The Guaranty  may be executed in one or more  duplicate
          ------------
counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement.

     18. No Benefit to the Company. This Guaranty is for the benefit of only the
         -------------------------
Beneficiaries and is not for the benefit of the Company. This Guaranty shall not be deemed to be a contract to make a loan, or extend other debt financing or financial accommodation, for the benefit of the Company, in each case within the meaning of Section 365(e) of the Bankruptcy Code.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the day and year first written above.

                                                     /s/ Sheldon G. Adelson
                                                     ---------------------------
                                                     Sheldon G. Adelson